                                      ISDA



              International Swaps and Derivatives Association, Inc.





                                    SCHEDULE

                                     to the

                                Master Agreement

                                   Dated as of

                                     Between



          CREDIT SUISSE FIRST BOSTON INTERNATIONAL (ABN 40 062 787 106)
                             ("CSFBI" AND "PARTY A")



                                       AND



  PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) IN ITS CAPACITY
        AS TRUSTEE OF THE CRUSADE GLOBAL TRUST NO. 2 OF 2001 ("PARTY B")



                                       AND



           CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) ("MANAGER")

                                       AND



          DLJ INTERNATIONAL CAPITAL ("DLJ" AND "STANDBY SWAP PROVIDER")



                                     PART 1

                             TERMINATION PROVISIONS



(a)      "SPECIFIED ENTITY" is not applicable in relation to Party A and Party
         B.


(b)      "SPECIFIED TRANSACTION" will have the meaning set forth in Section 14.


(c)      (i)      Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(iii) and (iv)
                  will not apply to Party A or Party B.

         (ii)     Replace Section 5(a)(i) with:

                           "(i) FAILURE TO PAY OR DELIVER. Failure by the party
                  to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Local Business Day after the due date;"

         (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(m)(iii) of this Schedule).

(d) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party A, Party B or DLJ (the party the subject of the Insolvency Event will be the Defaulting Party); or ". In relation to Party A or DLJ, the events described in the definition of Insolvency Event (under the Security Trust Deed) shall apply to it as if Party A or DLJ (as the case may be) were a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B, the Manager and DLJ are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A, Party B and DLJ agree to execute such a novation agreement in standard ISDA form.


(e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a): will not apply to Party A.
         will not apply to Party B.


(f)      PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation (as amended by Part 5(q)(ii)) will apply; and

         (ii)     the Second Method will apply.


(g) "TERMINATION CURRENCY" means the currency selected by the party which is not the Defaulting Party or the Affected Party, as the case may be, or where there is more than one Affected Party the currency agreed by Party A and Party B. However, the Termination Currency shall be one of the currencies in which payments are required to be made in respect of Transactions. If the currency selected is not freely available, or where there are two Affected Parties and they cannot agree on a Termination Currency, the Termination Currency shall be United States Dollars.



(g)      "ADDITIONAL TERMINATION EVENT" means:

         (i) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Notes immediately due and payable (and Party B is the Affected Party);

         (ii) Party B becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (and Party B is the Affected Party). Notwithstanding Section 6(b)(iv) of the Agreement, as a result thereof, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.


                                     PART 2

                               TAX REPRESENTATIONS



(a)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e) of the Agreement, Party A and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement.

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.



(b)      PAYEE TAX REPRESENTATIONS

         For the purpose of Section 3(f) of this Agreement:

         Party A makes the following representation:

         None

         Party B makes the following representation:

         It is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.



                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

(a) For the purposes of Section 4(a)(i) and (ii) of this Agreement each party agrees to deliver the following documents as applicable in accordance with the following:

------------------------ ------------------------------- ------------------------ ------------------
PARTY REQUIRED TO        DOCUMENT                        DATE BY WHICH TO BE      COVERED BY
DELIVER                                                  DELIVERED                SECTION 3(D)
                                                                                  REPRESENTATIONS
------------------------ ------------------------------- ------------------------ ------------------
Party B and the Manager  a list of authorised            On execution and         yes
                         signatories for the party and   delivery of this
                         evidence satisfactory in form   Agreement or any
                         and substance to the other      relevant Confirmation
                         party of the authority of the   and when the list is
                         authorised signatories of the   updated and at any
                         party to execute this           time on the request of
                         Agreement and each              the other party.
                         Confirmation on behalf of
                         Party B
------------------------ ------------------------------- ------------------------ ------------------


                                       3

------------------------ ------------------------------- ------------------------ ------------------
Party B                  a United States Internal        Upon (A) the earlier     yes
                         Revenue Service Form W-8 BEN,   of: (1) the first
                         or any successor form           Payment Date; (2)
                                                         promptly upon
                                                         reasonable demand by
                                                         Party A; and
                                                         (3)learning that any
                                                         United States Internal
                                                         Revenue Service Form
                                                         W-8 BEN previously
                                                         provided by Party B has
                                                         become obsolete or
                                                         incorrect; and (B)prior
                                                         to the first Payment
                                                         Date every three
                                                         calendar years
                                                         thereafter.
------------------------ ------------------------------- ------------------------ ------------------
Party A                  Party A shall deliver           On execution and         yes
                         evidence satisfactory in form   delivery of this
                         and substance to the other      Agreement or any
                         party of the authority of the   relevant Confirmation.
                         signatories of the party to
                         create this Agreement and
                         each confirmation on behalf
                         of Party A (including, but
                         not limited to, at the
                         request of Party B, an
                         incumbency certificate or a
                         Power or Attorney)
------------------------ ------------------------------- ------------------------ ------------------
Party B                  Legal opinions as to the        Before the entering      yes
                         validity and enforceability     into of any
                         of the obligations of Party B   Transaction.
                         and the Manager under this
                         Agreement, the Trust Deed,
                         the Security Trust Deed and
                         the Notes in form and
                         substance and issued by legal
                         counsel reasonably acceptable
                         to Party A
------------------------ ------------------------------- ------------------------ ------------------
Manager                  Copies of the Trust Deed and    On execution and         Yes
                         Security Trust Deed certified   delivery of this
                         to be true copies by two        Agreement
                         authorised signatories of the
                         Manager
------------------------ ------------------------------- ------------------------ ------------------
Manager                  A copy of any document          Promptly upon any such   Yes
                         amending or varying the terms   document becoming
                         of the Master Trust Deed or     effective in
                         the Security Trust Deed         accordance with its
                         certified to be a true copy     terms
                         by  two authorised
                         signatories of the Manager
------------------------ ------------------------------- ------------------------ ------------------

                                     PART 4

                                  MISCELLANEOUS



(a)      ADDRESS FOR NOTICES: For the purpose of  Section 12(a) of this
         Agreement:

         (i) Address for Notices to CSFBi as Party A (other than by facsimile):

         Address:          One Cabot Square, London E14 4QJ, England

                  Attention:        (1) Head of Credit Risk Management;
                                    (2) Managing Director - Operations
                                        Department;
                                    (3) Director - Legal and Compliance
                                        Department.

                  Telex No.:        264521
                  Answerback:       CSFBI G

                  (For all purposes.)

                  For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

                  Facsimile No.:    020 7888 2686
                  Attention:        Managing Director - Legal and Compliance
                                                        Department

                  Telephone number for oral confirmation of receipt of facsimile in legible form: 020 7888 2028. Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary


         (ii)     Address for Notices to Party B:

                  Level 3, 39 Hunter Street, Sydney  NSW  2000

                  Attention:        Manager, Securitisation

                  Telephone:        (02) 9229 9000

                  Facsimile:        (02) 9221 7870

                  Telex:            N/A



         (iii)    Address for Notices to the Manager:

                  Level 12, 55 Market Street, Sydney  NSW  2000

                  Attention:        Middle Office Compliance Manager

                  Telephone:        (03) 9320 5526

                  Facsimile:        (03) 9320 5589

                  Telex:            N/A



         (iv) Address for Notices to DLJ as Standby Swap Provider and (on and from the Novation Date) as Party A:

                  23rd Floor, 277 Park Avenue, New York, New York  10172

                  Attention:        Director - Legal and Compliance Department

                  Telephone:        +(212) 325 2000

                  Facsimile:        +(212) 325 4040

                  Telex:            N/A



(b)      PROCESS AGENT: For the purposes of Section 13(c) of this Agreement:

         CSFBi as Party A appoints as its Process Agent: Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY10010 (Attention: General Counsel, Legal and Compliance Department)

         Party B appoints as its Process Agent: CT Corporation, 111 Eighth Avenue, 13th Floor, New York NY 10011. Phone: 212 590 9100. Fax: 212 590 9190

         DLJ as Standby Swap Provider and (on and from the Novation Date) as Party A appoints as its Process Agent: Not Applicable

(c)      OFFICES: The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY: For the purposes of Section 10(c) of this
         Agreement:

         Party A is not a multibranch Party.

         Party B is not a multibranch Party.

(e) CALCULATION AGENT: The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.



(f)      CREDIT SUPPORT DOCUMENT: Details of any Credit Support Document:

         (i)      In relation to CSFBi as Party A:  Nil

         (ii)     In relation to Party B: Security Trust Deed.

         (iii)    In relation to DLJ as (on and from the Novation Date) Party A:
                  Guarantee

(g)      CREDIT SUPPORT PROVIDER:

         (i)      In relation to CSFBi as Party A:  DLJ

         (ii)     In relation to Party B:  Nil

         (iii)    In relation to DLJ as (on and from the Novation Date) Party
                  A: Credit Suisse First Boston (USA), Inc.

(h) GOVERNING LAW: This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the law of the State of New York (without reference to its choice of law doctrine) and each party herby submits to the jurisdiction of the courts of the State of New York.

(i) NETTING OF PAYMENTS: Sub-paragraph (ii) of Section 2(c) of this Agreement will apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), each of Party A, Party B and DLJ is deemed not to have any Affiliates.

(k) All payments to be made to Party B under this Agreement by Party A or DLJ must be made to the US$ Account. Any payment so made will, to the extent of that payment, satisfy the relevant party's obligation to Party B in respect of that payment.

                                     PART 5

                                OTHER PROVISIONS



(a)      In Section 2(a)(i) add the following sentence:

         "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(b) In Section 2(a)(ii), after "freely transferable funds" add the words and "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(c)      Insert new Sections 2(a)(iv) and 2(a)(v) as follows;

         (iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under
                  Section 2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under
                  Section 2(a)(i).

         (v)      Where:

                  (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                  (2) the Security Trust Deed has become, and remains at that time, enforceable.

                  then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                  (3)     the Party B Payment; or

                  (4) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."



(d)      add the following new sentence to Section 2(b):

         "Each new account so designed must be in the same tax jurisdiction as the original account."

(e) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

         "if and only if X is Party A and";

(f) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word then at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(g) ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

         "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the Trusts created pursuant to the Trust Deed) and has not given any charge over the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

(h) Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

         (i) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

         (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

         (iv) POWER. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

         (v) GOOD TITLE. Party B is the equitable owner of the assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest permitted under the Trust Deed, as far as Party B is aware, those assets are free from all other Security Interests.

(i)      In Section 4 add a new paragraph as follows:

         (f) CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise."

(j) CONFIRMATIONS. For the purposes of Section 9(e)(ii) Party B (either itself or through the Manager) will, on or promptly after the relevant Trade Date, send Party A and DLJ a Confirmation confirming that Transaction and Party A and DLJ must promptly then confirm the accuracy of and sign and return or request the correction of such Confirmation. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforcement of any Swap Transaction.

(k) Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

         "this sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

         (i) exchange controls do not constitute an Illegality or Event of Default or Termination Event under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction"; and

         (ii) delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account specified in that confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls.

(l) Section 6 is amended by replacing "20 days" in line 3 with "10 Local Business Days", and deleting the words "all outstanding Transactions" where they appear and inserting instead of words "the Relevant Swap Transaction".

(m)      Add a new Section 6(aa):

         "(aa)    RESTRICTED TERMINATION RIGHTS

                  (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                  (ii) CONSULTATION: Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee.

(iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

         (a) Notwithstanding Part 1(c)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Notes will be redeemed at their Invested Amount (or, if the Noteholders by Extraordinary Resolution have so agreed, at their Stated Amount) together with accrued interest to (but excluding) the date of redemption.

         (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                  (A) each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the relevant Notes; and

                  (B) that person has a long term credit rating assigned by each of the Designated Rating Agencies of at least the long term credit rating assigned by that Designated Rating Agency to CSFBi as at the date of this Agreement and the Standby Swap Provider provides its written consent to the transfer.

         (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A, DLJ and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Notes".

(n) In Section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of Party B that is secured under the Security Trust Deed" after the words "ceases to exist" at the end of the first paragraph.

(o) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." At the end of the first paragraph.

(p)      Section 12 is amended as follows:

         (i) In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after "Section 5 or 6" in line 2.

(ii)     Section 12(a)(iii) is replaced with:

                  "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

(q)      Section 14 of the Agreement is modified as follows :

         (i)      New definitions are inserted as follows:

                  "FUTURE OBLIGATIONS" means all payment or delivery obligations (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) of a party under Section 2(a)(i) in respect of a Terminated Transaction or group of Terminated Transactions, that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. (For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included).

                  "NOVATION DATE" means the date upon which the obligations of CSFBi as Party A under this Agreement and each Transaction are novated to DLJ as Standby Swap Provider pursuant to Section 19.

                  "RELEVANT SWAP TRANSACTION" means, in relation to Class A Notes, each Transaction which is a Currency Swap for Class A only.

                  "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, Crusade Management Limited as Manager, Perpetual Trustee Company Limited as security trustee and Wilmington Trust Company as note trustee.

                   "TRUST DEED" means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 2 of 2001 Supplementary Terms Notice dated on or about the date of this Agreement between (amongst others) Party B, St George Bank Limited and the Manager ("SUPPLEMENTARY TERMS NOTICE") and each of the following expressions has the meanings given to them in the Trust Deed and the Supplementary Terms Notice.


                  "AGENCY AGREEMENT"
                  "ASSET"
                  "CLASS A NOTES"
                   "BANK"
                  "CURRENCY SWAP"
                  "DESIGNATED RATING AGENCY"
                  "EXTRAORDINARY RESOLUTION"
                  "FINAL MATURITY DATE"
                  "HEDGE AGREEMENT"
                  "INSOLVENCY EVENT"
                  "INVESTED AMOUNT"
                  "MORTGAGED PROPERTY"
                  "NOTES"
                  "NOTEHOLDER"
                  "NOTE TRUSTEE"
                  "PRINCIPAL PAYING AGENT"
                  "PURCHASED RECEIVABLES"
                  "SECURITY TRUST DEED"
                  "SECURITY TRUSTEE"
                  "STATED AMOUNT"
                  "SUPPORT FACILITY PROVIDER"
                  "TRUST"
                  "TRUST EXPENSE"

         (ii)     The definition of "Market Quotation" is replaced with:

                  "MARKET QUOTATION" means with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will take into account any existing Credit Support Documents with respect to the obligations of such party.

                  Each quotation will, at the option of the party making the determination, be determined as either:

                  (1) the amount, if any, that would be paid to such party (expressed as a negative number) or any such party (expressed as a positive number) in consideration of an agreement between such party and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of the Future Obligations of both parties; or

                  (2) the present value (calculated using commercially reasonable discount rates) of the difference or the differences on each Scheduled Payment Date that would have occurred after the Early Termination Date between
                          (a) the Future Obligations of the other party to the Terminated Transaction or Termination Transactions and
                          (b) the obligations that a quoting Reference
                          Market-maker would have under a transaction
                          ("Replacement Transaction") that would preserve for the party making the determination that party's Future Obligations, with such present value being positive if
                          (a) is greater than (b) and negative if (a) is less than (b).

                  The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide it's quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which the quotation or quotations are to be obtained will be selected in god faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

                  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined."

(r) TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

         (a)      all Transactions under this Agreement are "Hedge Agreements";

         (b)       Party A and DLJ are "Support Facility Providers",

(s) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International Swap & Derivatives Association, Inc.) (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(t) INCONSISTENCY: In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

         (i)      any Confirmation;
         (ii)     the Schedule to the Master Agreement;
         (iii)    the other provisions of the Master Agreement;
         (iv)     the ISDA Definitions.

(u)      Any reference to a:

         (i) "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

         (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the 2000 ISDA Definitions.

(v)      New Sections 15, 16, 17 and 18 are added as follows:

         "15.     TRUSTEE PROVISIONS



                  (a) Each party acknowledges and agrees that Party B enters into this Agreement in its capacity as trustee of the Trust and in no other capacity. Clause 16 of the Security Trust Deed applies to govern Party A's priority to monies received from the sale of trust Assets or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust
                           Deed). Clauses 1.2(p) and 30.13 of the Trust Deed apply to this Agreement as if set out in full, with references to Deed being construed as references to Agreement.

                  (b)      Nothing in paragraph (a) limits Party A in:

                           (i) obtaining an injunction or other order to restrain any breach of this Agreement by Party B;

                           (ii)    obtaining declaratory relief; or

                           (iii) in relation to its rights under the Security Trust Deed.

                  (c) Except as provided in paragraphs (a) and (b), Party A shall not

                           (i) (JUDGMENT) obtain a judgment for the payment of money or damages by Party B;

                           (ii) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Law (or any analogous provision under any other law) against Party B;

                           (iii) (WINDING UP) apply for the winding up or dissolution of Party B;

                           (iv) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of Party B;

                           (v) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party B;

                           (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

                           (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                           or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings.



         16.      SEGREGATION:

                  The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction does not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Mortgaged Property under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement have effect separately and severally in respect of each Relevant Swap Transaction and are enforceable by or against Party B as though a separate agreement applied between Party A, Party B, the Manager and the Standby Swap Provider for each Relevant Swap Transaction, so that (among other things):

                  (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form a single separate agreement between Party A, Party B, the Manager and the Standby Swap Provider and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, Party B, the Manager and the Standby Swap Provider shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, Party B, the Manager and the Standby Swap Provider;

                  (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and severally in respect of each Relevant Swap Transaction and may be enforced separately and severally in respect of each Relevant Swap Transaction;

                  (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

                  (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction.

         17.      REPLACEMENT CURRENCY SWAP

                  (a) If this Agreement or any Transaction under this Agreement is terminated, Party B must, at the direction of the Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT CURRENCY SWAP") but only on the following conditions:

                           (i) the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the Supplementary Terms Notice and this Agreement;

                           (ii) the Designated Ratings Agencies confirm that the Replacement Currency Swap will not cause a reduction or withdrawal of the ratings of the Notes; and

                           (iii)   the liability of Party B under the
                                   Replacement Currency Swap is limited to at least the same extent that its liability is limited under this Agreement.

                  (b) If Party B enters into the Replacement Currency Swap pursuant to paragraph (a) it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in
                           Section 17(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as a Trust Expense.

                  (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a), Party B must direct Party A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement Currency Swap provider as payment and to the extent of any premium payable by Party B to enter into the Replacement Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B.

         18.      NOVATION

                  DLJ may at any time novate its rights, powers and privileges and all its unperformed and future obligations as Standby Swap Provider under this Agreement and each Transaction to any Affiliate of Credit Suisse First Boston (the "New Counterparty") provided that:

                  (a) the New Counterparty is obligated to file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 or has the benefit of a guarantee from CSFB (USA), Inc.;

                  (b) the New Counterparty provides a legal opinion to Party B that this Agreement, as novated, is valid, binding and enforceable (subject to equitable doctrines and creditors' rights generally); and

                  (c) the Designated Ratings Agencies confirm that the novation to the New Counterparty will not cause a reduction or withdrawal of the ratings of the Notes.

                  Party B and the Manager will execute all such documents as are reasonably necessary to give effect to that novation. After such novation:

                  (i) DLJ's rights (except those which have accrued prior to any such novation), powers, privileges and obligations under this Agreement and each Transaction terminate;

                  (ii) DLJ will be taken to have transferred its rights, powers and privileges under this Agreement and each Transaction to the New Counterparty and the New Counterparty will be taken to have assumed obligations equivalent to those DLJ had under this Agreement and each Transaction;

                  (iii) Party B will be taken to have released DLJ from all its unperformed and future obligations under this Agreement and each Transaction; and

                  (iv) This Agreement and the Confirmation relating to each transaction shall be construed as if the New Counterparty was a party to it in place of DLJ".

(w)      TELEPHONE RECORDING:  Each party:

         (i) consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential Transaction; and

         (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel of it and its Affiliates.

(x) RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):-

         (a) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advise from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(y) APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed. Accordingly, subject to the terms of the Trust Deed, the Manager:

         (i) may arrange, enter into, and monitor Transactions, execute Confirmations and exercise all other rights and powers of Party B under this Agreement; and

         (ii) without limiting the generality of the foregoing, the Manager shall, issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement.

(z)      New Sections 19 and 20 are added as follows:

         "19.     RATINGS DOWNGRADE

         (i) If, as a result of the withdrawal or downgrade of its credit rating by a Designated Rating Agency, Party A has:-

                  (A) a long term credit rating of less than AA- by S&P and a short term credit rating of less than A-1+ by S&P; or

                  (B) a long term credit rating of less than A2 by Moody's and a short term credit rating of less than P-1 by Moody's; or

                  (C) a long term rating of less than AA- by Fitch and a short term credit rating of at least F1+ by Fitch,

                  (and, in the case of Moody's or Fitch, such a withdrawal or downgrade would, except for this Section adversely affect the rating of the Notes), Party A shall within:

                  (D) 30 Business Days of a downgrade of its long term credit rating by S&P to not lower than A- together with a downgrade of its short term credit rating by S&P to not lower than A-1, or the downgrade of its long term credit rating by Moody's to not lower than A3, or a downgrade of its long term credit rating by Fitch to not lower than A- together with a downgrade of its short term credit rating by Fitch to not lower than F1; or

                  (E) 5 Business Days of any other such withdrawal or downgrade and for the avoidance of doubt, if Party A's long term credit rating by S&P is not lower than A- and Party A's short term credit rating by S&P is not lower than A-1, and Party A's long term credit rating by Moody's is not lower than A3, and Party A's long term credit rating by Fitch is not lower than A-and Party A's short term credit rating by Fitch is not lower than F1, then paragraph (D) above shall apply and not this paragraph (E),


                  (or, in either case, such greater period as is agreed to in writing by the relevant Designated Rating Agency) at its cost alone and at its election:

                  (F) (in the case of paragraph (i)(D) only) lodge cash collateral in US$ in the Swap Collateral Account (as defined in paragraph (v)(C) below) in an amount equivalent to the Cash Collateral Amount as defined in Section (19)(v)(A) below. Any interest earned on it is payable to Party A. Party A will pay any costs associated with lodgment of the collateral; or

                  (G) at the cost of Party A or in return for any monies payable to Party A in accordance with Clause 5.21 of the Supplementary Terms Notice (as the case may be), enter into an agreement novating this Agreement to a replacement counterparty proposed by any of Party A, Party B, DLJ or the Manager (if any) and approved by DLJ and in respect of which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating, assigned by it, to the Notes; or

                  (H) enter into such other arrangements which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes.

         (ii) Where Party A procures a replacement counterparty in accordance with Section 19(i)(G) above, each party to this Agreement shall do all things reasonably necessary to novate the relevant rights and obligations to the replacement counterparty.

                  (iii) Where Party B has not established a Swap Collateral Account and Party A is required to deposit monies into a Swap Collateral Account, the Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B a Swap Collateral Account.

                  (iv) Party B may only make withdrawals from the Swap Collateral Account if directed to do so by the Manager and then only for the purpose of:

                          (A) novating obligations under this Agreement in accordance with Section 19(i)(G) above or entering into any other arrangement in accordance with Section 19(i)(H) above;

                          (B) refunding to Party A the amount of any reduction in the Swap Collateral Amount, from time to time and providing the Designated Rating Agencies have confirmed, in writing, that such refund will not result in a withdrawal or downgrade of any credit rating assigned by it to the Notes;

                          (C) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

                          (D) paying financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Swap Collateral Account; or

                          (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                  (v)      For the purpose of this Part 5(z):

                          (A) the CASH COLLATERAL AMOUNT shall be an amount equal to the greater of the following:

                                   (1)      zero;

                                   (2)      CCR; and

                                   (3)      an amount acceptable to Moody's and
                                            Fitch and sufficient to maintain the
                                            credit rating assigned to the Notes
                                            by Moody's and Fitch immediately
                                            prior to the review of Party A's
                                            credit rating; and

                          (B) APPROVED BANK means a Bank which has a short-term rating of at least A-1+ (S&P), P-1 (Moody's) and F1 (Fitch).

                          (C) SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank outside Australia.


                  (vi) For the purpose of Section 19(v)(A), the formula for calculating CCR is as follows.

                           CCR = CR x 1.030

                           where

                           CR means MTM + VB

                           MTM means the mark-to-market value of the Transactions outstanding under the Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

                           VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)
COUNTERPARTY RATING    MATURITIES UP TO   MATURITIES UP TO     MATURITIES MORE THAN
                       5 YEARS            10 YEARS             10 YEARS
A+                     1.05               1.75                 3.0
A                      1.35               2.45                 4.5
A-1*                   1.5                3.15                 6.0


                  * The A-1 rating will be taken to be the counterparty's short term rating.



         20.      STANDBY CURRENCY SWAP PROVIDER

                  (a) If CSFBi as Party A fails to make, when due, any payment required to be made by it to Party B under a Transaction (after giving effect to any applicable grace period) then, as soon as Party B becomes actually aware of that failure, Party B must notify CSFBi as Party A and DLJ in writing of such failure, the amount of the defaulted payment and the basis of calculation of the defaulted payment.

                  (b) If DLJ receives a notice from the Principal Paying Agent under clause 3.7 of the Agency Agreement or from Party B under Section 20(a) on or before 11.00 am (New York time) on the relevant Payment Date, it must pay to Party B the amount then owing by CSFBi as Party A to Party B under that Transaction no later than 1.30pm (New York time) on the relevant Payment Date. If DLJ receives such notice after 11.00 am (New York time) on the relevant Payment Date, DLJ must make the payment not later than 1.30 pm (New York time) on the next Business Day.

                  (c) DLJ shall make such payment in full, without any set off, counterclaim or exercise of any similar right or defence, other than any netting permitted under this Agreement.

                  (d) DLJ's obligations under this Section 20 with respect to a Transaction commence on the Effective Date (specified in the Confirmation) and terminate on the earlier of the Final Maturity Date and the date on which the Transaction is otherwise terminated in accordance with its terms.

                  (e)      Where CSFBi as Party A is required to comply with
                           Section 19 and fails to do so within the relevant time, Party B must, as soon as practicable and, in any event no later than the Business Day following such failure, notify CSFBi as Party A and DLJ in writing of such failure.

                  (f)      If:

                          (i) CSFBi as Party A defaults in its payment obligations and DLJ has complied with its obligations under Section 20(b); or

                          (ii) CSFBi as Party A defaults in complying with its obligations under Section 19 and DLJ has received notice of such failure pursuant to
                                   Section 20(e),

                          then:

                  (A) CSFBi's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Section 20(g);

                  (B) subject to Section 20(f)(C), CSFBi will be taken to have transferred its rights powers and privileges as Party A under this Agreement and each Transaction to DLJ and DLJ will be taken to have assumed obligations equivalent to those that CSFBi as Party A had under this Agreement and each Transaction;

                  (C) Party B and DLJ will be taken to have released CSFBi as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to Section 20; and

                  (D) this Agreement and the Confirmation relating to each Transaction shall be construed as if DLJ was a party to it in place of Party A except that:

                           (i) references to "CSFBi as Party A" will not apply to DLJ as Party A;

                           (ii)    without limiting Section 20(f)(D)(i), this
                                   Section 20 will not apply to DLJ as Party A.

                (g) Following a novation under this Section 20, CSFBi as Party A must pay DLJ or DLJ must pay CSFBi as Party A an amount (the "Novation Settlement Amount") being:

                           (i) in the case of payment by CSFBi as Party A to DLJ, an amount equal to the amount (if any) that would be payable by Party A to Party B; and

                           (ii) in the case of payment by DLJ to CSFBi as Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

                          as if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

                           (i) the Novation Date is the Early Termination Date and the Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective;

                           (ii) the Early Termination Date has resulted from an Event of Default in respect of which Party A is the Defaulting Party; and

                           (iii)   the Termination Currency is U.S. Dollars.




                  (h) In consideration of DLJ agreeing, at the request of CSFBi as Party A, to act as Standby Swap Provider, CSFBi agrees to indemnify DLJ on demand against any loss, charge, liability or expense that DLJ may sustain or incur as a direct or indirect consequence of CSFBi as Party A failing to comply with its obligations under this Agreement or any Transaction or the Manager requiring DLJ to make a payment under this Agreement or any Transaction".

IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.


CREDIT SUISSE FIRST BOSTON INTERNATIONAL



By:
         -----------------------------------


Name:
         -----------------------------------



Date:
         -----------------------------------


PERPETUAL TRUSTEES CONSOLIDATED LIMITED
AS TRUSTEE OF CRUSADE GLOBAL TRUST NO. 2 OF 2001


By:                                                By:
         -----------------------------------                 ------------------------------------



Name:                                              Name:
         -----------------------------------                 ------------------------------------



Title:                                             Title:
         -----------------------------------                 ------------------------------------



Date:                                              Date:
         -----------------------------------                 ------------------------------------



CRUSADE MANAGEMENT LIMITED


By:                                                By:
         -----------------------------------                 ------------------------------------


Name:                                              Name:
         -----------------------------------                 ------------------------------------


Title:                                             Title:
         -----------------------------------                 ------------------------------------


Date:                                              Date:
         -----------------------------------                 ------------------------------------


DLJ INTERNATIONAL CAPITAL


By:
         -----------------------------------


Name:
         -----------------------------------


Title:
         -----------------------------------


Date:
         -----------------------------------